UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 20, 2020
Republic Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-14267	65-0716904
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18500 North Allied Way
Phoenix,	Arizona	85054
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (480) 627-2700
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	RSG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 20, 2020, Republic Services, Inc. ("Republic" or the "Company") announced that Charles F. Serianni, 58, has provided the Company one year notice of his intention to retire from the Company effective June 1, 2021. Effective June 1, 2020, Mr. Serianni will transition from his role as Executive Vice President and Chief Financial Officer to the role of Special Advisor to the CEO.
On May 20, 2020, the Company also announced that Brian M. DelGhiaccio has been appointed to the position of Executive Vice President and Chief Financial Officer effective June 1, 2020, succeeding Mr. Serianni. Mr. DelGhiaccio, 47, has been with Republic since 1998 and he is currently serving as Executive Vice President and Chief Transformation Officer, a position he has held since June 30, 2019. Previously, Mr. DelGhiaccio served as the Senior Vice President, Business Transformation Office since 2017. Prior to that, Mr. DelGhiaccio served as the Senior Vice President, Finance from 2014 to 2017 and he served as the Vice President, Investor Relations from 2012 to 2014. Prior to his 21 years with the Company, Mr. DelGhiaccio was a senior consultant with Arthur Andersen.
In connection with the appointment to his new position, Mr. DelGhiaccio will receive a salary and will continue to participate in the Company’s executive incentive plan, stock incentive plan, deferred compensation plan and other benefits plans in amounts commensurate with his new position to be approved by the Management Development and Compensation Committee of the Company’s Board of Directors.
There is no arrangement between Mr. DelGhiaccio and any person, pursuant to which he was selected as the Company’s Executive Vice President and Chief Financial Officer. Mr. DelGhiaccio has no direct or indirect material interest in any existing or currently proposed transaction that would require disclosure under Item 404(a) of Regulation S-K.
Item 8.01 Other Events.
A copy of the Company’s press release dated May 20, 2020, announcing the aforementioned executive management changes, is attached as Exhibit 99.1 to this report and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release dated May 20, 2020
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC SERVICES, INC.

Date:	May 20, 2020	By:	/s/ Catharine D. Ellingsen
Catharine D. Ellingsen
Executive Vice President, Chief Legal Officer, Chief Ethics & Compliance Officer and Corporate Secretary